UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

APPLIED MOLECULAR TRANSPORT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39306	81-4481426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address not Applicable(1)

(Address of principal executive offices, including zip code)

(650) 392-0420

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AMTI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, or the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at the following address: Applied Molecular Transport Inc., c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, or to the email address: corporate.secretary@appliedmt.com.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On July 20, 2023, the Compensation Committee of the Board of Directors of Applied Molecular Transport Inc. (the “Company”) adopted an amended Senior Executive Change in Control and Severance Policy (the “Amended Policy”). The Amended Policy conforms to the terms of the Company’s original Senior Executive Change in Control and Severance Policy, as filed on June 1, 2020 as Exhibit 10.15 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 under the Securities Act of 1933, as amended (the “Original Policy”), except that the Amended Policy provides that (i) in connection with a CIC Qualified Termination (as such term is defined in the Amended Policy), the post-termination exercise period of a participant’s stock options and similar equity awards will be extended until 12 months following such CIC Qualified Termination (provided that in no event will the terminated participant’s stock options or similar equity awards remain outstanding beyond the equity award’s maximum term to expiration), (ii) the Change in Control Period (as such term is defined in the Amended Policy) means the period beginning on the date 6 months prior to, and ending 12 months following, a Change in Control (as such term is defined in the Amended Policy), and (iii) the Amended Policy will have a term of 3 years following June 1, 2023.

The foregoing description of the Amended Policy is not complete and is qualified in its entirety by reference to the full text of the Amended Policy, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Senior Executive Change in Control and Severance Policy, as amended, and forms of agreement thereunder.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MOLECULAR TRANSPORT INC.

Date: July 24, 2023	By:	/s/ Earl Douglas
Earl Douglas
Executive Vice President and General Counsel and Secretary